Exhibit 23.1

                         Independent Auditors' Consent


The Board of Directors
Metromedia International Group, Inc.:


We consent to the use of our report incorporated herein by reference and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                        KPMG Peat Marwick LLP

                                        /s/ KPMG Peat Marwick LLP
                                        -----------------------------

New York, New York
May 31, 1996